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                            SECURITIES AND EXCHANGE
                                   COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported)   January 29, 2004


                              BOWATER INCORPORATED
             (Exact name of registrant as specified in its charter)


Delaware                              1-8712                    62-0721803
(State or other                     (Commission                (IRS Employer
jurisdiction of                    File Number)               Identification
incorporation)                                                     No.)


                             55 East Camperdown Way
                                  P.O. Box 1028
                        Greenville, South Carolina 29602
               (Address of principal executive offices) (Zip Code)

Registrant's telephone number, including area code:  (864) 271-7733

(Former name or former address, if changed since last report):  Not applicable





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ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

         (c)      Exhibits.

         99.1     Press Release of Bowater Incorporated dated January 29, 2004


ITEM 12.  RESULTS OF OPERATIONS AND FINANCIAL CONDITION

         The information in this Form 8-K and the Exhibit attached hereto shall not be deemed "filed" for purposes of Section 18 of the Securities Act of 1934, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, except as shall be expressly set forth by specific reference in such filing.

         On January 29, 2004, Bowater Incorporated issued a press release announcing financial results for the three months ended December 31, 2003, and for the year ended December 31, 2003, a copy of which is attached hereto as
Exhibit 99.1.


                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.


                                            BOWATER INCORPORATED
                                            (Registrant)


Date: January 29, 2004              By: /s/David G. Maffucci
                                       ------------------------------------
                                       Name:  David G. Maffucci
                                       Title: Executive Vice President and Chief
                                              Financial Officer


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                                    EXHIBITS

   99.1     Press release issued by Bowater Incorporated on January 29, 2004